THE CHEFS’ WAREHOUSE, INC. 10-K

Exhibit 10.49

AMENDMENT NO. 8 TO NOTE PURCHASE AND GUARANTEE AGREEMENT

THIS AMENDMENT NO. 8 TO NOTE PURCHASE AND GUARANTEE AGREEMENT (this "Amendment") is made as of February 26, 2016 by and among Dairyland USA Corporation, a New York corporation ("Dai1yland"), The Chefs' Warehouse Mid-Atlantic, LLC, a Delaware limited liability company ("CW Mid-Atlantic"), Bel Canto Foods, LLC, a New York limited liability company ("Bel Canto"), The Chefs' Warehouse West Coast, LLC, a Delaware limited liability company ("CW West Coast"), and The Chefs' Warehouse of Florida, LLC, a Delaware limited liability company ("CW Florida", and together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the "Issuers"), each of the Guarantors whose names appear on the signature pages hereto (together with the Issuers, collectively, the "Obligors"), and each of the holders of the Notes whose names appear on the signature pages hereto ( each a "Noteholder" and collectively, the "Noteholders").

WHEREAS, the Obligors and the Noteholders are party to that certain Note Purchase and Guarantee Agreement dated as of April 17, 2013, as amended by that certain Amendment No. 1 to Note Purchase and Guarantee Agreement dated as of July 23, 2014, that certain Amendment No. 2 to Note Purchase and Guarantee Agreement dated as of November 4, 2014, that certain Amendment No. 3 to Note Purchase and Guarantee Agreement dated as of December 3, 2014, that certain Amendment No. 4 to Note Purchase and Guarantee Agreement dated as of January 9, 2015, that certain Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement dated as of April 6, 2015, that certain Amendment No. 6 to Note Purchase and Guarantee Agreement dated as of July 1, 2015 and that certain Waiver and Amendment No. 7 to Note Purchase and Guarantee Agreement dated as of December 18, 2015 (as so amended and supplemented, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), pursuant to which the Issuers issued and sold (i) $100,000,000 in aggregate principal amount of their Guaranteed Senior Secured Notes due April 17, 2023 (as amended, restated or otherwise modified from time to time pursuant to Section 18 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section JJ. of the Note Purchase Agreement, the "Series A Notes"), and (ii) $25,000,000 in aggregate principal amount of their 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 (as amended, restated or otherwise modified from time to time pursuant to Section 18 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the "Series B Notes"; and together with the Series A Notes, collectively, the "Notes");

WHEREAS, the Obligors have requested that the Required Holders agree to certain amendments to the Note Purchase Agreement;

WHEREAS, the Obligors and the Noteholders have so agreed on the terms and conditions set forth herein;

WHEREAS, the Noteholders constitute the Required Holders;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Noteholders hereby agree to enter into this Amendment.

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Note Purchase Agreement.

2. Amendments to the Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and effective as of the date such conditions are satisfied, the parties hereto agree that the Note Purchase Agreement is hereby amended as follows:

(a) Section 10.2 of the Note Purchase Agreement is hereby amended by (i) deleting the "and" at the end of clause (p) thereof, (ii) adding an "and" at the end of clause (q) thereof immediately following the";", and (iii) adding the following new clause (r) thereto immediately following clause ( q):

THE CHEFS’ WAREHOUSE, INC. 10-K

"(r)    Liens representing any interest of a sub lessee arising by virtue of being granted a sublease permitted by Section 10.5(i)."

(b) Section 10.5 of the Note Purchase Agreement is hereby amended by (i) deleting the "and" at the end of clause (g) thereof, (ii) adding an "and" at the end of clause (h) thereof immediately following the ";", and (iii) adding the following new clause (i) thereto immediately following clause (h):

"(i) subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of the Company and its Subsidiaries taken as a whole."

(c) The definition of "Fixed Charges" set forth in Schedule B to the Note Purchase Agreement is hereby amended by deleting the phrase "prepayments ( other than Excess Cash Flow prepayments) and" set forth therein.

(d) The definition of "Prepayment Event" set forth in Schedule B to the Note Purchase Agreement is hereby amended by adding the following parenthetical to the end of clause (a) thereof immediately following the reference to "Obliger" and immediately prior to the ";": "( other than dispositions described in Section 10.5(i)".

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to the Noteholders:

(a) each Noteholder shall have received counterparts of this Amendment duly executed by the Obligors and the Noteholders;

(b) each Noteholder shall have received a fully executed copy of an amendment to the Bank Credit Agreement, which amendment shall be substantially in the form set forth on Exhibit A hereto and in full force and effect (the "Bank Amendment"); and

(c) the Noteholders shall have received payment and/or reimbursement of their fees and expenses (including, without limitation, all fees and expenses of counsel for the Noteholders to the extent invoiced in reasonable detail on or prior to the date hereof) in connection with this Amendment and the other Financing Documents.

4. Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants as follows:

(a) This Amendment and the Note Purchase Agreement as modified hereby constitute legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof, immediately before and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Obligors set forth in the Note Purchase Agreement, as amended hereby, are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects), it being understood and agreed that any representation or warranty which by its terms expressly relates to a specified date shall be required to be true and correct only as of such specified date.

(c) The Lenders and administrative agent under the Bank Amendment have not received and will not receive any fee or consideration in connection with the Bank Amendment and the matters covered thereby.

5. Confirmation and Ratification of Guaranteed Obligations. By executing this Amendment, each of the Guarantors hereby (a) consents to this Amendment, (b) acknowledges that, notwithstanding the

THE CHEFS’ WAREHOUSE, INC. 10-K

execution and delivery of the Amendment, the obligations of each of the Guarantors under the Guaranty continue in full force and effect and are not impaired or affected, and the Guaranty continues in full force and effect and shall apply to the Guaranteed Obligations as amended by this Amendment, and (c) affirms and ratifies the Guaranty, any other Financing Document executed by it and the Guaranteed Obligations in all respects.

6. Reference to and Effect on the Note Purchase Agreement.

(a) Upon the effectiveness hereof, each reference to the Note Purchase Agreement in the Note Purchase Agreement or any other Financing Document shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(b) Each Financing Document and al I other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Purchase Agreement, any other Financing Document or any other documents, instruments or agreements executed and/or delivered in connection therewith.

(d) This Amendment constitutes a "Financing Document" under (and as defined in)
the Note Purchase Agreement.

7. Release of Claims.

(a) Each of the Obligors, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Noteholders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Noteholders and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Obligors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in each case in connection with the Note Purchase Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b) Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

8. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice of law principles that would permit the application of the laws of a different jurisdiction.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

THE CHEFS’ WAREHOUSE, INC. 10-K

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ISSUERS:

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS' WAREHOUSE MID-ATLANTIC,LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS' WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS' WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

[Chefs' Warehouse - Signature Page to Amendment No. 8 to Note Purchase and Guarantee Agreement]

THE CHEFS’ WAREHOUSE, INC. 10-K

GUARANTORS:

THE CHEFS' WAREHOUSE, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CHEFS' WAREHOUSE PARENT, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL'S FINER MEATS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL'S FINER MEATS HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS' WAREHOUSE MIDWEST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS' WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

[Chefs' Warehouse - Signature Page to Amendment No. 8 to Note Purchase and Guarantee Agreement]

THE CHEFS’ WAREHOUSE, INC. 10-K

QZ ACQUISITION (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CW LV REAL ESTATE LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

[Chefs' Warehouse - Signature Page to Amendment No. 8 to Note Purchase and Guarantee Agreement]

THE CHEFS’ WAREHOUSE, INC. 10-K

ALLEN BROTHERS 1893, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

DEL MONTE CAPITOL MEAT COMPANY, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

[Chefs' Warehouse - Signature Page to Amendment No. 8 to Note Purchase and Guarantee Agreement]

THE CHEFS’ WAREHOUSE, INC. 10-K

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Matthew Douglass
Name:	Matthew Douglass
Title:	Vice President

PRUCO LIFE INSURNACE COMPANY

By:	/s/ Matthew Douglass
Name:	Matthew Douglass
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:		PGIM, INC., as investment manager
	By:	/s/ Matthew Douglass
	Name:	Matthew Douglass
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:		PGIM, INC., as investment manager
	By:	/s/ Matthew Douglass
	Name:	Matthew Douglass
	Title:	Vice President

[Chefs' Warehouse - Signature Page to Amendment No. 8 to Note Purchase and Guarantee Agreement]

THE CHEFS’ WAREHOUSE, INC. 10-K

Exhibit A

Bank Amendment

Exhibit A-1